                                                                    EXHIBIT 3.21

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                               EXCELLON INDUSTRIES
                     (As Amended Through January 11, 1968)

                  The undersigned, JOSEPH E. SMITH and BRYAN HARRISON, hereby certify that they are, respectively, the duly elected and acting President and Secretary of EXCELLON INDUSTRIES, a California corporation, and that the following correctly sets forth the text of the Articles of Incorporation of said corporation, as amended to the date of this certificate:

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                               EXCELLON INDUSTRIES

                                        I

                  The name of this corporation is:

                               EXCELLON INDUSTRIES

                                       II

                  The purposes for which this corporation is formed are:

                           a. The primary and principal business for which the
corporation is organized and in which it intends to engage is designating and manufacturing precision machine tools.

                           b. To acquire by purchase, lease or otherwise, lands
of any and every description and other interests therein; to improve and hold lands for investment purposes; to construct improvements upon lands or interests therein owned by the corporation or otherwise to deal in lands, buying and selling real estate or interests therein of any description and to engage in general mercantile and manufacturing business.

                           c. To build, construct, erect, purchase, lease, hire
or otherwise acquire or provide any buildings, offices, workshops, plants, machinery, equipment, structures, warehouses, depots, or other things necessary or useful for the purpose of carrying out the said objects of the corporation.

                           d. To acquire by purchase, or otherwise, the
business, good will, rights, assets and property of any person, firm, association or corporation, either with or without assuming the whole or any part of the liabilities thereof, and to pay for the same in cash, the stock or bonds of this corporation, or otherwise; to hold or dispose of any portion or all of the property so acquired; to operate or conduct in any lawful manner the whole or any portion of any business so acquired, and to have and exercise such powers as may be necessary or convenient in, to or connected with the management and operation of said business.

                           e. To buy, sell and deal in securities of every
description, including mortgages, bonds, debentures, promissory notes, commercial paper and securities of other classes; and to buy, sell and generally deal in stocks or bonds of other corporations; to exchange shares of stock or bonds of other corporations; to exchange shares of stock or bonds, or either or both, issued by this corporation for stocks, bonds, or other securities issued by other corporations, or for real or personal property of any kind.

                           f. To qualify and do business in any other state,
territory, dependency, or foreign country, and to conduct business within or without the State of California, and to have and to exercise all powers authorized by the State of California under which this corporation is formed, whether expressly set forth in this paragraph or not.

                           g. To carry on any business whatever which this
corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated directly or indirectly to promote the interest of this corporation, or to enhance the value of its property or business.

                           h. To borrow money; to lend money; to own real
property; to own personal property; to deal in personal property; to have and to exercise all the powers conferred by the laws of the State of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be enacted or amended.

                  The foregoing statement of purposes shall be construed as a statement of both purposex and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in no wise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes.

                                       III

                  The principal office of the corporation for the transaction of the business of this corporation is to be located in the County of Los Angeles, State of California.

                                       IV

                  That this corporation is authorized to issue only one class of shares of stock; the total number of such shares is One Million Two Hundred Fifty Thousand (1,250,000) shares and the aggregate par value of all said shares shall be One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) and the par value of said shares shall be One Dollar ($1.00) each. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share of a NO PAR value is split up and converted into Five Hundred (500) shares having a par value of One Dollars ($1.00).

                                        V

                  The number of directors is three, and the names and addresses of the persons who are appointed to act as the first directors are:

                  L. E. GARWOOD                        630 Calle de Arbolas
                                                       Redondo Beach, California

                  JOSEPH E. SMITH                      2924 W. 129th Street
                                                       Gardena, California

                  MICHAEL L. GARDNER                   7105 Shoshone Avenue
                                                       Van Nuys, California

                  IN WITNESS WHEREOF, the undersigned have executed this certificate this 19 day of March, 1968.

                                                      /s/ JOSEPH E. SMITH
                                               ---------------------------------
                                               JOSEPH E. SMITH
                                               President of Excellon Industries

                                                      /s/ BRYAN HARRISON
                                               ---------------------------------
                                               BRYAN HARRISON
                                               Secretary of Excellon Industries

                            AFFIDAVIT OF OFFICERS OF
                              EXCELLON INDUSTRIES

STATE OF CALIFORNIA   )
                           ss.
COUNTY OF LOS ANGELES )

                  Joseph E. Smith and Bryan Harrison, and each of them, first duly sworn, depose and say:

                  That Joseph E. Smith is the President and Bryan Harrison is the Secretary of Excellon Industries, a California corporation;

                  That at a special meeting of the Board of Directors of said corporation duly held at its principal office for the transaction of business at 2917 W. Lomita Boulevard, Torrance, California, at 9:00 o'clock A.M. on the 7th day of October, 1967, at which meeting there was at all times present and acting a quorum of the members of said Board, they were duly authorized by resolution of said Board of Directors adopted on said date to execute and file or cause to be filed with the Secretary of State of the State of California the certificate of Restated Articles of Incorporation annexed hereto; and

                  That the certificate of Restated Articles of Incorporation of said corporation annexed hereto correctly sets forth the text of the Articles of Incorporation of Excellon Industries as amended to the date of said certificate.

                                                        /s/ JOSEPH E. SMITH
                                                   -----------------------------
                                                   JOSEPH E. SMITH

                                                        /s/ BRYAN HARRISON
                                                   -----------------------------
                                                   BRYAN HARRISON

Subscribed and sworn to before
me this 19 day of March, 1968.

       /s/ MARSHA KAY
-----------------------------------
Notary Public in and for said State

My Commission Expires 1-2-70

                              EXCELLON INDUSTRIES
                            CERTIFICATE OF OWNERSHIP

                  We, the undersigned, JOSEPH E. SMITH and EDWARD F. PHILLIPPI, JR., hereby do certify that we are, and at all times herein mentioned have been the President and Secretary, respectively, of EXCELLON INDUSTRIES, a California corporation, and hereby do further certify and state:

                  (a) That said corporation owns all of the outstanding stock of LATHE CRAFT, INC., a California corporation.

                  (b) That at a meeting of the Board of Directors of EXCELLON INDUSTRIES, the following resolutions were adopted by a majority of its Board of Directors to merge LATHE CRAFT, INC. and to assume all its obligations:

                  WHEREAS, this Corporation owns all the outstanding stock of LATHE CRAFT, INC., a California corporation; and

                  WHEREAS, it is deemed advisable and in the best interests of this Corporation and its shareholders that this Corporation merge LATHE CRAFT, INC., and assume all its obligations.

                  NOW, THEREFORE, BE IT RESOLVED, that this Corporation merge LATHE CRAFT, INC. into itself and assume all its obligations pursuant to Section 4124 of the California Corporations Code;

                  RESOLVED FURTHER, that the President and Secretary of this Corporation be and they are hereby authorized and directed to execute and file a Certificate of Ownership as required by
                  Section 4124 of the California Corporations Code and to take such further action as may be necessary or proper to accomplish such merger;

                  RESOLVED FURTHER, that this dissolution shall be considered to be pursuant to a plan of liquidation within the meaning of
                  Section 332(b) of the Internal Revenue Code of 1954 which plan is as follows:

                           (1) The Corporation shall file a Certificate of Ownership with the California Secretary of State.

                           (2) On the date of such filing, all assets and all liabilities of LATHE CRAFT INC., shall be transferred to this Corporation.

                  (c) That the meeting of the Board of Directors at which said resolutions were adopted was duly held on the 15 Day of December 1969, at the hour of 2:00 PM in the City of Torrance, California, and the said resolutions were adopted by the vote of seven directors and that the number of directors entitled to vote is seven.

                  IN WITNESS WHEREOF, EXCELLON INDUSTRIES has executed this certificate on the 15 day of December, 1969.

                                                   EXCELLON INDUSTRIES

                                                   By   /s/ JOSEPH E. SMITH
                                                     ---------------------------
                                                     Joseph E. Smith, President

                                                       /s/ E. F. PHILLIPPI. JR.
                                                     --------------------------
                                                     Edward F. Phillippi, Jr.
                                                           Secretary

                  JOSEPH E. SMITH and EDWARD F. PHILLIPPI, JR., the President and Secretary, respectively, of EXCELLON INDUSTRIES, a California Corporation, each say:

                  I declare under penalty of perjury that the foregoing is true and correct.

                  Executed on the 15 day of December, 1969, at 23915 Gamier Street, Torrance, California.

                                                       /s/ JOSEPH E. SMITH
                                                  ------------------------------
                                                  Joseph E. Smith, President

                                                     /s/ E. F. PHILLIPPI, JR.
                                                  ------------------------------
                                                  Edward F. Phillippi, Jr.
                                                         Secretary

                                       (2)

Avg. pv chgd. from:  $1,250,000.00 to $6,250,000.00

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                               EXCELLON INDUSTRIES

JOSEPH E. SMITH and EDWARD F. PHILLIPPI, JR. certify:

                  1. That they are the president and secretary, respectively, of EXCELLON INDUSTRIES, a California corporation.

                  2. That at a meeting of the board of directors of said corporation, duly held at Torrance, California, on January 2, 1970, the following resolution was adopted:

                           RESOLVED: That Article IV of the Articles of
                  Incorporation be amended to read in full as follows:

                           This corporation is authorized to issue two classes
                  of shares of stock to be designated, respectively, Preferred Stock and Common Stock. The total number of shares of all classes of stock which this corporation shall have authority to issue is Five Million Five Hundred Thousand (5,500,000). The aggregate par value of all shares having par value shall be Six Million Two Hundred Fifty Thousand Dollars ($6,250,000). The number of shares of Preferred Stock shall be Five Hundred Thousand (500,000), with each share having a par value of Ten Dollars ($10.00), with the aggregate par value of all such shares being Five Million Dollars ($5,000,000). The number of shares of Common Stock shall be Five Million (5,000,000), with each share having a par value of Twenty-five Cents ($.25), with the aggregate par value of all such shares being One Million Two Hundred Fifty Thousand Dollars ($1,250,000). Upon
                  the amendment of this Article IV as hereinabove set forth, each outstanding share of Common Stock, par value One Dollar ($1.00) per share, is automatically converted into or reconstituted as one share of Common Stock, par value Twenty-five Cents ($.25) per share.

                           Set forth below is the manner in which Preferred
                  Stock may be issued in series, the manner in which the rights and preferences of the Preferred Stock are to be determined, and the rights of the Common Stock.

                           (1)      Preferred Stock.

                                    Preferred Stock may be issued from time to
                  time, in one or more series, each such series to have such a distinctive designation or title as may be fixed by the Board of Directors prior to issuance of shares thereof. The number of shares of Preferred Stock constituting each such series shall be fixed by the Board of Directors prior to issuance of any shares in such series. The Board of Directors is hereby further authorized to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights, the rights in terms of redemption (including sinking fund provisions), the redemption price or prices and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, and to increase or decrease (but not below the number of such series then outstanding), the number of shares constituting any outstanding series, the number of shares of which is theretofore fixed by the directors. The description and terms of the Preferred Stock of each wholly unissued series in respect of the foregoing particulars are hereby authorized to be fixed and determined by the Board of Directors by appropriate resolution or resolutions, and upon each such determination of the Board of Directors shall require the officers of this corporation to file a Certificate of Determination of Preferences with the Secretary of State of the State of California in the form and manner then required by the California Corporations Code. All shares of Preferred Stock shall be of equal rank and shall be identical in all respects except in respect of the particulars that may be fixed by the Board of Directors as in Article Four provided; and all shares within each series shall be identical in all respects. Each series of Preferred Stock may differ from any or every other series of Preferred Stock as may be determined from time to time by the Board of Directors prior to the issuance of any shares of such series.

                           (2)      Common Stock.

                                    Subject to the prior rights of the holders
                  of Preferred Stock as provided by law or in the Articles of Incorporation of this corporation or by the Board of Directors pursuant to the authority granted in this Article Four, the holders of Common Stock shall have and possess all (i) rights to dividends as may be declared and paid out of funds of this corporation legally available for such payment in such amounts and at such times the Board of Directors may determine, (ii) voting rights and powers; and (ii) rights to receive the assets of the corporation upon liquidation, dissolution or winding up of the corporation, whether by voluntary or involuntary action.

                  3. That the shareholders have adopted said amendment by written consent. That the wording of the amended article, as set forth in the shareholders' written consent, is the same as that set forth in the directors' resolution in Paragraph 2 above.

                  4. That the number of shares represented by written consent is 355,000. That the total number of shares entitled to vote on or consent to the amendment is 355,000.

                                                     /s/ JOSEPH E. SMITH
                                             -----------------------------------
                                             JOSEPH E. SMITH, President

                                                     /s/ E. F. PHILLIPPI
                                             -----------------------------------
                                             EDWARD F. PHILLIPPI, JR., Secretary

         Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Torrance, California, on February 9, 1970.

                                                     /s/ JOSEPH E. SMITH
                                             -----------------------------------
                                             JOSEPH E. SMITH

                                                     /s/ E. F. PHILLIPPI
                                             -----------------------------------
                                             EDWARD F. PHILLIPPI, JR.

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                               EXCELLON INDUSTRIES

         JOSEPH E. SMITH and EDWARD F. PHILLIPPI, JR. certify:

         1. That they are the president and the secretary, respectively, of EXCELLON INDUSTRIES.

         2. That the name of the corporation is EXCELLON INDUSTRIES, and that it is a California corporation.

         3. That the instrument being corrected is entitled "CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF EXCELLON INDUSTRIES," and that said instrument was filed with the Secretary of State of the State of California on February 16, 1970.

         4. That paragraph "2" of said Certificate of Amendment, as corrected, should read as follows:

                           "That at a meeting of the board of directors of said
                  corporation, duly held at Torrance, California, on January 2, 1970, the following resolution was adopted:

                           RESOLVED:  That Article IV of the Articles of
                  Incorporation be amended to read in full as follows:

                           This corporation is authorized to issue two classes
                  of shares of stock to be designated, respectively, Preferred Stock and Common Stock. The total number of shares of all classes of stock which this corporation shall have authority to issue is Five Million Five Hundred Thousand (5,500,000). The aggregate par value of all shares having par value shall be Six Million Two Hundred Fifty Thousand Dollars ($6,250,000). The number of shares of Preferred Stock shall be Five Hundred Thousand (500,000), with each share having a par value of Ten Dollars ($10.00), with the aggregate par value of all such shares being Five Million Dollars ($5,000,000).

                  The number of shares of Common Stock shall be Five Million (5,000,000), with each share having a par value of Twenty-five Cents ($.25), with the aggregate par value of all such shares being One Million Two Hundred Fifty Thousand Dollars ($1,250,000). Upon the amendment of this Article IV as hereinabove set forth, each outstanding share of Common Stock, par value One Dollar ($1.00) per share, is automatically converted into or reconstituted as four shares of Common Stock, par value Twenty-five Cents ($.25) per share.

                           Set forth below is the manner in which Preferred
                  Stock may be issued in series, the manner in which the rights and preferences of the Preferred Stock are to be determined, and the rights of the Common Stock.

                           (1)      Preferred Stock.

                                    Preferred Stock may be issued from time to
                  time, in one or more series, each such series to have such a distinctive designation or title as may be fixed by the Board of Directors prior to issuance of shares thereof. The number of shares of Preferred Stock constituting each such series shall be fixed by the Board of Directors prior to issuance of any shares in such series. The Board of Directors is hereby further authorized to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights, the rights and terms of redemption (including sinking fund provisions), the redemption price or prices and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, and to increase or decrease (but not below the number of such series then outstanding), the number of shares constituting any outstanding series, the number of shares of which is theretofore fixed by the directors. The description and terms of the Preferred Stock of each wholly unissued series in respect of the foregoing particulars are hereby authorized to be fixed and determined by the Board of Directors by appropriate resolution or resolutions, and upon each such determination of the Board of Directors shall require the officers of this corporation to file a Certificate of Determination of Preferences with the Secretary of State of the State of California in the form and manner then required by the California Corporations Code. All shares of Preferred Stock shall be of equal rank and shall be identical in all respects except in respect of the particulars that may be fixed by the Board of Directors as in Article IV provided; and all shares within each series shall be identical in all respects. Each series of Preferred Stock may differ from any or every other series of Preferred Stock as may be determined from time to time by the Board of Directors prior to the issuance of any shares of such series.

                           (2)      Common Stock.

                           Subject to the prior rights of the holders of
                  Preferred Stock as provided by law or in the Articles of Incorporation of this corporation or by the Board of Directors pursuant to the authority granted in this Article IV, the holders of Common Stock shall have and possess all (i) rights to dividends as may be declared and paid out of funds of this corporation legally available for such payment in such amounts and at such times as the Board of Directors may determine;
                  (ii) voting rights and powers; and (iii) rights to receive the assets of the corporation upon liquidation dissolution or winding up of the corporation, whether by voluntary or involuntary action.

         5. That said paragraph "2", as corrected, conforms the wording of the resolution set forth therein to the wording of the resolution as adopted by the board of directors at a meeting held in Torrance, California on January 2, 1970, and to the wording of the amended article as set forth in the shareholders' written consent.

                                                     /s/ JOSEPH E. SMITH
                                             -----------------------------------
                                             JOSEPH E. SMITH, President

                                                     /s/ E. F. PHILLIPPI
                                             -----------------------------------
                                             EDWARD F. PHILLIPPI, JR., Secretary

         Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Torrance, California, on March 17, 1970.

                                                     /s/ JOSEPH E. SMITH
                                             -----------------------------------
                                             JOSEPH E. SMITH

                                                     /s/ E. F. PHILLIPPI
                                             -----------------------------------
                                             EDWARD F. PHILLIPPI, JR.

                               EXCELLON INDUSTRIES

                            CERTIFICATE OF OWNERSHIP

                  EXCELLON INDUSTRIES, a California corporation, hereby certifies the following:

                  (a) EXCELLON INDUSTRIES owns all of the issued and outstanding stock of GALE SYSTEMS, INC., a Delaware corporation.

                  (b) That at a meeting of the Board of Directors of EXCELLON INDUSTRIES, the following resolutions were adopted:

                  WHEREAS, this Corporation owns all the outstanding stock of GALE SYSTEMS, INC., a Delaware corporation; and

                  WHEREAS, it is deemed advisable and in the best interests of this Corporation and its shareholders that this Corporation merge GALE SYSTEMS, INC., and assume all its obligations.

                  NOW, THEREFORE, BE IT RESOLVED, that this Corporation merge GALE SYSTEMS, INC. into itself and assume all the obligations of GALE SYSTEMS, INC. pursuant to Section 4124 of the California Corporations Code;

                  RESOLVED FURTHER, that the President or Vice President and the Secretary or the Assistant Secretary of this Corporation be and they hereby are authorized and directed to execute and file a Certificate of Ownership as required by Section 4124 of the California Corporations Code and to take such further action as may be necessary or proper to accomplish such merger.

                  (c) That the meeting of the Board of Directors at which said resolutions were adopted was duly held on the 19th day of December, 1974, at the hour of 2:00 p.m. in the City of Torrance, California, and the said resolutions were adopted by the unanimous vote of nine directors and that the number of directors entitled and authorized to vote is nine.

                  IN WITNESS WHEREOF, EXCELLON INDUSTRIES has executed this certificate on the 26th day of December, 1974.

                                        EXCELLON INDUSTRIES

                                        By        /s/ JOSEPH E. SMITH
                                           -------------------------------------
                                           Joseph E. Smith, President


                                                  /s/ L. E. GARWOOD
                                           -------------------------------------
                                           LeRoy E. Garwood, Assistant Secretary

                  JOSEPH E. SMITH and LE ROY E. GARWOOD, the President and Assistant Secretary, respectively, of EXCELLON INDUSTRIES, a California corporation, each say:

                  I declare under penalty of perjury that the foregoing is true and correct.

                  Executed on the 26th day of December, 1974, at 23915 Garnier Street, Torrance, California.

                                                /s/ JOSEPH E. SMITH
                                        ----------------------------------------
                                        Joseph E. Smith, President

                                                /s/ L. E. GARWOOD
                                        ----------------------------------------
                                        LeRoy E. Garwood, Assistant Secretary

                            CERTIFICATE OF OWNERSHIP
                                     MERGING
                             DIXON AUTOMATION, INC.
                                      INTO
                               EXCELLON INDUSTRIES

                  EXCELLON INDUSTRIES, a California corporation, certifies that:

                  One: EXCELLON INDUSTRIES owns all the outstanding stock of DIXON AUTOMATION, INC., a California corporation.

                  Two: The Board of Directors of EXCELLON INDUSTRIES, by unanimous written consent in lieu of a meeting, adopted the following resolutions to merge DIXON AUTOMATION, INC. into EXCELLON INDUSTRIES and to assume all of its obligations:

                  "WHEREAS, this corporation owns all of the outstanding stock of DIXON AUTOMATION, INC., and

                  "WHEREAS, it is deemed advisable and for the best interests of this corporation and its shareholders that DIXON AUTOMATION, INC. be merged into this corporation.

                  "NOW, THEREFORE, BE IT RESOLVED, that this corporation merge DIXON AUTOMATION, INC., its wholly-owned subsidiary, into itself and assume all of the obligations of said subsidiary pursuant to Section 4124 of the California Corporations Code.

                  RESOLVED FURTHER, that the President and the Secretary of this corporation be and they hereby are authorized and directed to execute and file a Certificate of Ownership pursuant to
                  Section 4124 of the California Corporations Code, and to do any and all things and to execute any and all documents which they consider necessary and proper in order to consummate said merger.

                  "RESOLVED FURTHER, that this merger shall be considered to be pursuant to a plan of liquidation within the meaning of
                  Section 332(b) of the Internal Revenue Code of 1954, as amended, which plan is as follows:

                  (1) The corporation shall file a Certificate of Ownership with the California Secretary of State.

                  (2) On the date of such filing, all assets and all liabilities of DIXON AUTOMATION, INC. shall be transferred to the corporation."

                  Three: The foregoing resolutions were adopted by the unanimous written consent of the Board of Directors of Excellon Industries without a meeting as authorized by Article III, Section 14 of the By-laws of the corporation.

                  IN WITNESS WHEREOF, EXCELLON INDUSTRIES has executed this Certificate of Ownership this 17 day of December, 1976, at Torrance, California.

                                             EXCELLON INDUSTRIES

                                             By       /s/ JOSEPH E. SMITH
                                                --------------------------------
                                                JOSEPH E. SMITH, President


                                             By       /s/ E. F. PHILLIPPI
                                                --------------------------------
                                                EDWARD F. PHILLIPPI, Secretary

                  Joseph E. Smith and Edward F. Phillippi, the President and Secretary respectively, of Excellon Industries, a California corporation, each say:

                  I declare under penalty of perjury that the matters set forth in the foregoing Certificate of Ownership are true and correct.

                  EXECUTED at Torrance, California, on December 17, 1976.

                                                     /s/ JOSEPH E. SMITH
                                             -----------------------------------
                                             JOSEPH E. SMITH

                                                     /s/ E. F. PHILLIPPI
                                             -----------------------------------
                                             EDWARD F. PHILLIPPI

                            CERTIFICATE OF OWNERSHIP

                  The undersigned, EDWARD F. PHILLIPPI and ROBERT D. FARLEY, hereby certify that they are the President and Secretary, respectively, of EXCELLON INDUSTRIES, a California corporation ("Excellon"), and that:

                  1. Excellon is the parent corporation of CIRCUIT BOARD DRILLING SERVICE, INC., a California corporation ("Circuit Board").

                  2. Circuit Board has one class of shares outstanding, consisting of shares of Common Stock. There are 200 of such shares outstanding, of which 100% are owned by Excellon.

                  3. The following resolutions have been duly adopted by the Board of Directors of Excellon:

                  WHEREAS: This corporation owns 200 shares of the issued and outstanding Common Stock of Circuit Board Drilling Service, Inc., constituting 100% of the outstanding shares of said Common Stock, which Common Stock is the only class of shares outstanding of Circuit Board Drilling Service, Inc.; and

                  WHEREAS: It is deemed to be advisable and in the best interests of this corporation that Circuit Board Drilling Service, Inc. be merged into this corporation and that this corporation assume all the liabilities of Circuit Board Drilling Service, Inc.;

                  NOW, THEREFORE, BE IT RESOLVED: That this corporation merge Circuit Board Drilling Service, Inc. into itself and assume all the liabilities of Circuit Board Drilling Service, Inc., pursuant to Section 1110(a) of the California Corporations Code.

                                                     /s/ E. F. PHILLIPPI
                                             -----------------------------------
                                             Edward F. Phillippi

                                                     /s/ ROBERT D. FARLEY
                                             -----------------------------------
                                             Robert D. Farley

                  Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of his own knowledge.

                  Executed at Torrance, California, on October 24, 1977.


                                                     /s/ EDWARD F. PHILLIPPI
                                             -----------------------------------
                                             Edward F. Phillippi

                                                     /s/ ROBERT D. FARLEY
                                             -----------------------------------
                                             Robert D. Farley

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                               EXCELLON INDUSTRIES

         JOHN H. MAC DONALD and ROBERT D. FARLEY hereby certify:

                  1. That they are a Vice President and the Secretary, respectively, of EXCELLON INDUSTRIES, a California corporation (the "Corporation").

                  2. That by written consent of the Board of Directors of the Corporation, dated October 7, 1983, the following resolution was adopted:

                           RESOLVED: That Article I of the Articles of
                  Incorporation be amended to read in full as follows:

                           The name of this corporation is:

                            EXCELLON INDUSTRIES, INC.

                  3. That the foregoing amendment to the Articles of Incorporation has been approved by the written consent of the holders of all of the outstanding shares of the Corporation entitled to vote thereon in accordance with Section 902 of the General Corporation Law; that the total number of outstanding shares so entitled to vote is 1,417,915; and that the number of shares consenting to the amendment exceeded the majority vote required.

                                                     /s/ JOHN H. MACDONALD
                                             -----------------------------------
                                             John H. MacDonald, Vice President

                                                     /s/ ROBERT D. FARLEY
                                             -----------------------------------
                                             Robert D. Farley, Secretary

                  Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Darien, Connecticut on October 10, 1983.

                                                    /s/ JOHN H. MACDONALD
                                             -----------------------------------
                                             John H. MacDonald

                                                    /s/ ROBERT D. FARLEY
                                             -----------------------------------
                                             Robert D. Farley

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                            EXCELLON INDUSTRIES, INC.

Robert W. Cremin and Robert W. Stevenson certify that:

         1. They are the President and the Secretary, respectively, of EXCELLON INDUSTRIES, INC., a California corporation (the "Corporation").

         2. Article I of the Articles of Incorporation is amended to read as follows:

         The name of this corporation is:

                             EXCELLON AUTOMATION CO.

         3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

         4. The foregoing amendment has been duly approved by the sole shareholder.

                  We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated this 31st day of March, 1991.

                                             EXCELLON INDUSTRIES, INC.

                                                     /s/ ROBERT W. CREMIN
                                             -----------------------------------
                                             Robert W. Cremin, President

                                                     /s/ R. W. STEVENSON
                                             -----------------------------------
                                             Robert W. Stevenson, Secretary

                            CERTIFICATE OF AMENDMENT
                        OF THE ARTICLES OF INCORPORATION
                                       OF
                             EXCELLON AUTOMATION CO.

         The undersigned, Robert W. Cremin and Robert D. George, hereby certify that:

         1. They are the duly elected and acting Vice President and Secretary, respectively, of Excellon Automation Co., a California corporation.

         2. Article I of the Articles of Incorporation of this corporation is amended in full to read as follows:

                                       "I

                         The name of the corporation is
                          EA TECHNOLOGIES CORPORATION"

         3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of this corporation.

         4. The foregoing amendment was approved by the holders of the requisite number of shares of this corporation in accordance with Sections 902 and 903 of the California General Corporation Law. The total number of outstanding shares entitled to vote with respect to the foregoing amendment was 1,417,915 shares of Common Stock. There are no shares of Preferred Stock of the corporation outstanding. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required. The percentage vote required was a majority of the outstanding shares of Common Stock.

         The undersigned certify under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

         Executed in Bellevue, Washington on August 7, 2003.

                                                        /s/ ROBERT W. CREMIN
                                                --------------------------------
                                                Robert W. Cremin, Vice President

                                                        /s/ ROBERT D. GEORGE
                                                --------------------------------
                                                Robert D. George, Secretary